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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               ReSourcePhoenix.com
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             (Exact name of registrant as specified in its charter)

           Delaware                                      52-2190830
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 (State of incorporation or organization)   (I.R.S. Employer Identification No.)

                               ReSourcePhoenix.com
                              2401 Kerner Boulevard
                              San Rafael, CA 94901
                                 (415) 485-4500

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(Address of principal executive offices)                         (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

              Title of each class                                         Name of each exchange on which
              to be so registered                                         Each class is to be registered
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
-----------------------------------------------------          -----------------------------------------------------

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

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [ X ]

Securities Act registration statement file number to which this form relates:
333-84589

Securities to be registered pursuant to Section 12(g) of the Act:

                     Class A Common Stock, $0.001 par value
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                                 Title of Class

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, (File No. 333-84589) (the "Form S-1 Registration Statement").

ITEM 2.   EXHIBITS

          The following exhibits are filed as part of this registration statement:

          3.1  *Amended and Restated Certificate of Incorporation of Registrant.

          3.2  *Bylaws of Registrant.

          4.1  *Form of Registrant's Class A Common Stock Certificate.

          4.2  *Form of Registrant's Class B Common Stock Certificate.



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*Incorporated by reference to the corresponding exhibit filed with the Form S-1
Registration Statement.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: September 24, 1999           ReSourcePhoenix.com



                                   By: /s/ David Brunton
                                      -------------------------------------
                                      David Brunton
                                      Vice President and Chief Financial Officer